                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 4, 1998


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                       0-23108                      51-0020270
  --------                       -------                      ----------
 (State of                     (Commission                  (IRS Employer
Organization)                  File Number)                Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                           19720
----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



                                    Page 1
                     The Exhibit Index appears on Page 4

Item 5.  Other Events

                 Series 1998-2.  On March 4, 1998, $500,000,000 aggregate
principal amount of Series 1998-2 5.80% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1998-2 5.95% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of March 4, 1998, for Series 1998-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.          Exhibits

Exhibit No.      Description
-----------      -----------

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated August 19, 1997 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated August 26,
                 1997).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., First Union Capital Markets Corp. and NationsBanc Montgomery Securities LLC, dated February 25, 1998.

Exhibit 4.1 Series Supplement with respect to Series 1998-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of March 4, 1998.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 4, 1998.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1998-2, dated as of March 4, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Discover Card Master Trust I
                                      (Registrant)


                                     By:     Greenwood Trust Company
                                             (Originator of the Trust)




Date: March 4, 1998              By: /s/  John J. Coane
                                     -------------------------------------------
                                          John J. Coane
                                          Vice President, Director of Accounting
                                          and Treasurer

                               INDEX TO EXHIBITS

Exhibit          Description                                                                           Page
-------          -----------                                                                           ----
Exhibit 1.1      Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co.       [   ]
                 Incorporated, dated August 19, 1997 (incorporated by reference to Exhibit 1.1 of
                 Discover Card Master Trust I's Current Report on Form 8-K dated August 26, 1997).

Exhibit 1.2      Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated,     [   ]
                 First Chicago Capital Markets, Inc., First Union Capital Markets Corp. and
                 NationsBanc Montgomery Securities LLC, dated February 25, 1998.

Exhibit 4.1      Series Supplement with respect to Series 1998-2 between Greenwood Trust Company       [   ]
                 as Master Servicer, Servicer and Seller and U.S. Bank National Association as
                 Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of March 4, 1998.

Exhibit 4.2      Credit Enhancement Agreement among U.S. Bank National Association as Trustee,         [   ]
                 Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover
                 Receivables Financing Corporation as Credit Enhancement Provider, dated as of
                 March 4, 1998.

Exhibit 4.3      Letter of Representations among Greenwood Trust Company, U.S. Bank National           [   ]
                 Association as Trustee and The Depository Trust Company with respect to Discover
                 Card Master Trust I, Series 1998-2, dated as of March 4, 1998.